    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: SENTINEL PENNSYLVANIA TAX-FREE TRUST

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.

Date: January 26, 2005


                                        /s/ Thomas H. MacLeay
                                        ----------------------------------------
                                        Thomas H. MacLeay
                                        Chairman and Chief Executive Officer

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: SENTINEL PENNSYLVANIA TAX-FREE TRUST

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.

Date: January 26, 2005


                                      /s/ John M. Grab, Jr.
                                      ------------------------------------------
                                      John M. Grab, Jr.
                                      Vice President and Chief Financial Officer